                                                                   EXHIBIT 10.20


                               FIRST AMENDMENT TO
                AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (the "First Amendment") is made and entered into as of the 31st day of October, 2003, by and among (i) (a) UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 ("United"), and (b) PORTLAND MORTGAGE COMPANY, an Oregon corporation with its principal place of business located at 2020 S.W. 4th Avenue, #1010, Portland , Oregon 97201 ("Portland") (collectively, the "Company"), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 ("National City"), (b) BANK ONE, NA, a national banking association with its principal place of business located in Chicago, Illinois ("Bank One"), (c) WEST SUBURBAN BANK, an Illinois state banking corporation with its principal place of business located at 711 S. Westmore-Meyers Road, Lombard, Illinois 60148 ("West Suburban"), (d) COMERICA BANK, a Michigan banking corporation with its principal place of business located at 500 Woodward Avenue, MC: 3256, Detroit, Michigan 48226 ("Comerica"), and (e) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201 E. Pine Street, Suite 730, Orlando, Florida 32801 ("Colonial") (National City, Bank One, West Suburban, Comerica and Colonial are each individually referred to as a "Bank" and collectively as the "Banks"), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Bank (in such capacity, the "Agent").

         PRELIMINARY STATEMENT:

         A. Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks and the Agent (the "Existing Credit Agreement"), the Banks have established a warehousing line of credit facility in favor of the Company in the current maximum principal amount of One Hundred Ten Million Dollars ($110,000,000.00), for the purposes set forth therein.

         B. The Company has now requested that the Agent and Banks amend the Existing Credit Agreement to extend the stated Maturity Date to and until the close of business on December 15, 2003.

         C. The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement in the manner described above upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

         2. The following definition, as contained in ARTICLE 1 of the Existing Credit Agreement, is hereby amended and restated in its entirety to read as follows:

                  "Maturity Date" shall mean December 15, 2003; provided that the Agent and the Banks shall have the option, in their sole, absolute discretion, either one time or from time to time, to extend the Maturity Date for an additional period not to exceed three hundred sixty four (364) days. If the Maturity Date is extended, the term "Maturity Date" shall mean the date of expiration of such extension.

         3. The Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

         4. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

         5. This First Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this First Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, and (ii) all such other security documents, opinions, instruments and certificates as may be required by the Agent or its counsel in order to consummate the transactions contemplated herein.

         6. This First Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

         7. This First Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

         8. This First Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this First Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

         9. Each of United and Portland hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby, as each of the same apply to United and Portland individually or collectively as the Company (as redefined herein), as applicable.


         [The remainder of this page has intentionally been left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Warehousing Credit Agreement to be duly executed as of the day and year first above written.



                                    UNITED FINANCIAL MORTGAGE CORP.


                                    By: /s/ Steve Khoshabe
                                        ----------------------------------------

                                    Title: President




                                    PORTLAND MORTGAGE COMPANY


                                    By: /s/ Steve Khoshabe
                                        ----------------------------------------

                                    Title: Chairman


                                             (collectively, the "Company")




                                    NATIONAL CITY BANK OF KENTUCKY


                                    By: /s/ Paul Best
                                        ----------------------------------------

                                    Title: Senior Vice President
                                           -------------------------------------



                                    BANK ONE, NA


                                    By: /s/ Angela Izzo
                                        ----------------------------------------

                                    Title: Vice President
                                           -------------------------------------

                                    WEST SUBURBAN BANK


                                    By: /s/ Michael Brosnahan
                                        ----------------------------------------

                                    Title: Senior Vice President
                                           -------------------------------------




                                    COMERICA BANK


                                    By: /s/ Robert Marr
                                        ----------------------------------------

                                    Title: Vice President
                                           -------------------------------------




                                    COLONIAL BANK


                                    By: /s/ Amy Nunneley
                                        ----------------------------------------

                                    Title: Senior Vice President
                                           -------------------------------------


                                                 (collectively, the "Banks")




                                    NATIONAL CITY BANK OF KENTUCKY


                                    By: /s/ Paul Best
                                        ----------------------------------------

                                    Title: Senior Vice President
                                           -------------------------------------

                                                 (the "Agent")